UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2022
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West 26th Street, Suite 6G, New York, NY	10001
(Address of principal executive offices)	(Zip Code)
(917) 338-3915
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTCH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	LTCHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On February 24, 2022, Latch, Inc. (the “Company”) issued a press release (the “Press Release”) announcing financial results for the three months and year ended December 31, 2021. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).
The information set forth in Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
In the Press Release, the Company has included the “non-GAAP financial measure,” as defined in Item 10 of Regulation S-K of the Exchange Act, of net loss, excluding the impact of stock-based compensation expense, depreciation and amortization expense, interest income, interest expense, provision for income taxes, restructuring, one-time litigation expenses, loss on extinguishment of debt, change in fair value of derivative instruments, warrant liabilities and trading securities, and transaction related expenses (“Adjusted EBITDA”). In the Press Release, the Company has provided reconciliations of Adjusted EBITDA to net loss, the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) in the United States. In addition, in the Press Release, the Company has provided the reasons why the Company believes the non-GAAP financial measure of Adjusted EBITDA provides useful information to investors.
Item 7.01.    Regulation FD Disclosure.
Item 2.02 above is incorporated herein by reference.
In connection with the Press Release, on February 24, 2022, the Company posted an investor presentation to the Company’s website. The presentation, which includes updated information regarding the Company’s financial results for the three months and year ended December 31, 2021, can be found at https://investors.latch.com. The content of the Company’s website is not incorporated by reference in this Report. Except as may be required by federal securities laws, the Company undertakes no duty or obligation to update or revise the information contained in the presentation; however, the Company may update this information or post additional information regarding the Company through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures, including by posting to the Company’s website listed above.
The information set forth in Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statement and Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 24, 2022.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	February 24, 2022	By:	/s/ Garth Mitchell
		Name:	Garth Mitchell
		Title:	Chief Financial Officer and Treasurer